Exhibit 99.1

MCG Capital Corporation Declares Fourth Quarter Dividend of $0.44 per share and Schedules Third Quarter 2007 Earnings Investor Conference Call

for October 31, 2007

ARLINGTON, VA - October 25, 2007 - MCG Capital Corporation (Nasdaq: MCGC) announced today that its board of directors has declared a fourth quarter 2007 dividend of $0.44 per share. The dividend is payable as follows:

Record date: November 21, 2007

Payable date: January 30, 2008

For 2007, dividends total $1.76 per share. The determination of the tax attributes of MCG's distributions is made annually as of the end of the fiscal year based upon our taxable income for the full year and distributions paid for the full year, therefore a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If we determined the tax attributes of our distributions year-to-date as of September 30, 2007, 84% would be from ordinary income, 16% would be from capital gains and none would be a return of capital for stockholders. We are unable to determine the actual tax characteristics of our distributions on a quarterly basis, and there can be no certainty to shareholders that this determination is representative of what the tax attributes of our 2007 distributions to shareholders will actually be. The tax attributes of 2007 dividends will be determined after the end of the year and reported to shareholders on a Form 1099.

MCG also announced today that it will report third quarter 2007 earnings on Wednesday, October 31, 2007. MCG invites all interested persons to participate on its conference call on October 31, at 10:00 a.m. Eastern Time. The dial-in number for the call is (877) 545-1409. International callers should dial (719) 325-4876. Please dial-in at least five minutes prior to the call to register. The call may also be accessed via an audio webcast available on the MCG website at http://investor.mcgcapital.com. Click on the October 31, 2007, Conference Call to access the call. The Company plans to release its third quarter financial results in advance of the call.

A recording of the call will be available through November 7, 2007. The replay dial-in number is (888) 203-1112. International callers should call (719) 457-0820. The replay pass code is 5441796. The replay will also be available via MCG's website.

About MCG Capital Corporation

MCG Capital Corporation is a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. Our investment objective is to achieve current income and capital gains. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. For more information, please visit www.mcgcapital.com.

Forward-looking Statements

This press release contains forward-looking statements (i.e., statements that are not historical fact) describing the Company's future plans and objectives. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors we identify from time to time in our filings with the Securities and Exchange Commission, including our Form 10-Ks, Form 10-Qs and Form 8-Ks. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this press release. We undertake no obligation to update such statements to reflect subsequent events.

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